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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2001 (MARCH 5, 2001)


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                         MARINE DRILLING COMPANIES, INC

             (Exact name of registrant as specified in its charter)





              TEXAS                     1-14389             74-2558926
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)      File Number)      Identification Number)




     ONE SUGAR CREEK CENTER BLVD., SUITE 600, SUGAR LAND, TEXAS 77478-3556
             (Address of principal executive offices and zip code)


                                 (281) 243-3000
              (Registrant's telephone number, including area code)


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              (Former name, former address and formal fiscal year,
                         if changed since last report)



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ITEM 5.    OTHER EVENTS.

         On March 5, 2001, Marine Drilling Companies, Inc. (the "Company") issued the press release filed as Exhibit 99.1 hereto, updating the status of the Company's MARINE 500 drilling contract.

ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)    Exhibits.
              99.1       Press Release dated March 5, 2001
              99.2       Rig Status Report as of March 5, 2001.


ITEM 9.    REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the summary report of the status, as of March 5, 2001, of the offshore drilling rigs of the Registrant attached as Exhibit 99.2, which is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.

         Statements in this report that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements regarding contract status, term, estimated available dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in domestic and foreign oil and gas exploration and production activity, changes in oil and gas prices, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statements.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         MARINE DRILLING COMPANIES, INC.
                                         (Registrant)

Dated:  March 5, 2001                     By:  /s/  T. Scott O'Keefe
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                                               T. Scott O'Keefe
                                               Senior Vice President &
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX


99.1  Press Release dated March 5, 2001.
99.2  Rig Status Report as of March 5, 2001.